UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2017 (November 17, 2017)

ARMSTRONG WORLD INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-2116	23-0366390
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2500 Columbia Avenue P.O. Box 3001 Lancaster, Pennsylvania		17603
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (717) 397-0611

NA

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On November 17, 2017, Armstrong World Industries, Inc. (“AWI,” the “Company,” “we,” “our,” or “us”) entered into a Share Purchase Agreement (the “Purchase Agreement”) with Knauf International GmbH, a company incorporated in the Federal Republic of Germany (the “Purchaser”). Pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, the Purchaser will purchase certain subsidiaries comprising our business and operations in Europe, the Middle East and Africa (including Russia) and the Pacific Rim (the “International Business”), including the corresponding businesses and operations conducted by Worthington Armstrong Venture, a Delaware general partnership (“WAVE”), in which AWI holds a fifty percent (50%) interest, as well as Armstrong France and WAVE France, for which the Purchaser made a binding and irrevocable offer, subject to consultation with the local works councils (the “Sale”). The consideration to be paid by the Purchaser in connection with the Sale is $330 million in cash, subject to certain adjustments as provided in the Purchase Agreement, including adjustments based on the economic impact of any required regulatory remedies and a working capital adjustment.

Consummation of the Sale is subject to various closing conditions, including but not limited to: (i) antitrust approvals in certain jurisdictions, including the expiration or termination of waiting periods required in connection therewith, (ii) completion of the consultation with the works’ councils (comité d’enterprise) of the AWI and WAVE French subsidiaries and (iii) the absence of any injunction or order prohibiting or restricting the consummation of the Sale. The Purchase Agreement may be terminated by the either party if such conditions are not obtained within twelve (12) months following the date of the Agreement, subject to a three (3) month extension at AWI’s option.

The Purchase Agreement contains customary representations, warranties and covenants by each party. The covenants relate to, among other things, the conduct by the Company of the International Business during the period between the signing of the Purchase Agreement and the closing, the parties’ efforts to obtain regulatory approvals in connection with the Sale, and the Company’s ability to compete with the International Business for a limited period following the closing. In addition, the Purchaser has agreed to obtain, as soon as reasonably practicable, a warranty and indemnity insurance policy in connection with the Sale, which will provide coverage for certain representations and warranties of the Company contained in the Purchase Agreement, subject to a retention amount, exclusions, policy limits and certain other terms and conditions.

Pursuant to the Purchase Agreement, prior to the closing, the Company and the Purchaser will enter into (i) agreements relating to the mutual supply of certain respective goods between the Purchaser and the AWI after the closing, (ii) an agreement relating to the use of certain intellectual property by the Purchaser after the closing, including the Armstrong® brand and (iii) an agreement relating to certain transition services to be provided by AWI to the Purchaser after closing for a period of one (1) year.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The Purchase Agreement contains representations and warranties by each of the parties to the Purchase Agreement, which were made only for purposes of that agreement and as of specified dates. The representations, warranties and covenants in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement; are subject to limitations agreed upon by the contracting parties, including being qualified by a confidential disclosure letter, materials in the Data Room and the contents of reports prepared by the Purchaser’s legal and financial advisors; may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts; and are subject to the standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, the Purchaser or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in AWI’s public disclosures.

Item 7.01	Regulation FD Disclosure

On November 20, 2017, the Company issued a press release announcing its entry into the Purchase Agreement. A copy of the press release is furnished herewith as Exhibit 99.1. The information contained in this Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Caution Concerning Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such forward-looking statements include, but are not limited to, statements about the plans, objectives, expectations and intentions of AWI, including the benefits of the sale of AWI’s international businesses, and other statements that are not historical facts. These statements are based on the current expectations and beliefs of AWI’s management, and are subject to uncertainty and changes in circumstances. AWI cautions readers that any forward-looking information is not a guarantee of future performance and that actual results may vary materially from those expressed or implied by the statements herein, due to changes in economic, business, competitive, technological, strategic or other regulatory factors, as well as factors affecting the operation of the business of AWI. More detailed information about certain of these and other factors may be found in filings by AWI with the Securities and Exchange Commission (the “SEC”), including its most recent Annual Report on Form 10-K in the sections entitled “Caution Concerning Forward-Looking Statements” and “Risk Factors.” Various factors could cause actual results to differ from those set forth in the forward-looking statements including, without limitation, the risk that the anticipated benefits from the sale of AWI’s EMEA and Pacific Rim Segments may not be fully realized or may take longer to realize than expected. AWI is under no obligation to, and expressly disclaims any obligation to, update or alter the forward-looking statements contained in this document, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

2.1*	Share Purchase Agreement, dated as of November 17, 2017, by and between Armstrong World Industries, Inc. and Knauf International GmbH

99.1	Press release issued by Armstrong World Industries, Inc. on November 20, 2017

*	Schedules and similar attachments to the agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules and similar attachments upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG WORLD INDUSTRIES, INC.

By:	/s/ Mark A. Hershey
Mark A. Hershey
Senior Vice President, General Counsel, Secretary and Chief Compliance Officer

Date: November 20, 2017

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